UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2007

NEWFIELD EXPLORATION COMPANY 401(k) PLAN
(Exact name of registrant as specified in its charter)
___

N/A	33-79826	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This report is being filed on behalf of the Newfield Exploration Company 401(k) Plan (the “Plan”) and relates solely to actions taken with respect to the independent accountants of the Plan. This report in no way relates to the independent accountants of Newfield Exploration Company (“Newfield”), PricewaterhouseCoopers LLP. Newfield’s Audit Committee has appointed PricewaterhouseCoopers LLP as Newfield’s independent accountants for the year ending December 31, 2007.
Item 4.01 Changes in Registrant’s Certifying Accountant
(a)	Previous Independent Accountants
(i)	On March 8, 2007, the administrative board of the Plan dismissed Crowe Chizek and Company LLC as its independent accountants.

(ii)	The report of Crowe Chizek and Company LLC on the financial statements of the Plan as of and for the fiscal years ended December 31, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	In connection with its audits for the two most recent fiscal years and through March 8, 2007, there have been no disagreements with Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek and Company LLC, would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)	During the two most recent fiscal years and through March 8, 2007, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v)	The administrative board of the Plan has requested that Crowe Chizek and Company LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 12, 2007, is filed as Exhibit 16.1 to this Form 8-K.
b)	New Independent Accountants
(i)	The administrative board of the Plan engaged McConnell & Jones LLP as the Plan’s new independent accountants as of March 8, 2007. During the two most recent fiscal years and through March 8, 2007, the Plan has not consulted with McConnell & Jones LLP regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written nor oral report was provided to the Plan that McConnell & Jones LLP concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (B) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
16.1	Letter dated March 12, 2007 from Crowe Chizek and Company LLC to the Securities and Exchange Commission

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY 401(k) PLAN
Date: March 12, 2007	By:	/s/ MONA LEIGH BERNHARDT
Mona Leigh Bernhardt
Plan Administrator

Exhibit Index

Exhibit No.	Description
16.1	Letter dated March 12, 2007 from Crowe Chizek and Company LLC to the Securities and Exchange Commission